Exhibit 99.1

September 2009

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements made in this release, other than statements of historical fact, are forward-looking statements. The words "look forward to," "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "will," "would," "should," "could," "guidance," "potential," "opportunity," "continue," "project," "forecast," "confident," "prospects," "schedule," "designed," "future," "discussions," "if," "objective," and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect GSI Commerce's business, financial condition and operating results include the effects of changes in the economy, consumer spending, the financial markets and the industries in which GSI Commerce and its clients operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic partners and suppliers and the timing of the establishment, extension or termination of its relationships with clients, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology, confidential and proprietary information and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, and the performance of acquired businesses. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the SEC. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements.

Business Overview

The leading provider of e-commerce and interactive marketing services World-class technology and operating infrastructure Virtuous selling cycle enabled by two highly complementary business segments Long-term deals with high quality, diversified and growing client base Global expansion opportunities with new and existing clients Attacking large and growing e-commerce and online advertising markets Attractive financial characteristics Company Highlights

Business Overview e-Commerce Services e-mail services digital agency technology fulfillment customer care LTM Net Revenue % of Total LTM Segment Operating Profit % of Total 89% 76% 11% 24% Interactive Marketing Services

* Slide shows selected clients. More Than 200 Clients Globally *

Net Revenues CAGR 18% 10+ Year Track Record of Growth & Innovation Net Revenues 1999 - 2001 Global Sports Inc. (GSI) Turnkey full-service, outsourced solution to the sporting goods industry 2002 - 2006 Established non-owned inventory/services model Category expansion (Health & Beauty, Home, Apparel, Toys & Baby, Jewelry, Electronics) Name changed to GSI Commerce 2007 - Present Interactive Marketing Services & International established as new growth pillars Accretive Commerce, e-Dialog, Zendor, Silverlign, Pepperjam acquisitions Ranked as leading provider to Internet Retailer Top 500 CAGR 332% Net Revenues CAGR 37%

Experienced Management Team Michael G. Rubin - Chairman, President & CEO -- Chairman & CEO of GSI since 1995 Michael R. Conn - EVP, Finance & CFO -- EVP & CFO since 2007 (CFO since 2006) Fiona Dias - EVP, Partner Strategy & Marketing -- EVP, Partner Strategy & Marketing since 2007 -- CMO Circuit City & president, Circuit City Direct (prior) Steven Davis - EVP, International & President, GSI Int'l -- EVP, International and president GSI Commerce Int'l since 2007 -- SVP, Partner Services from Dec. 2004 - March 2007 Jim Flanagan - EVP, Human Resources -- EVP, Human Resources since 2004 -- HR for Starwood Hotels, Bank of America (prior) Scott Hardy - EVP, Business Management -- EVP, Business Management since 2007 -- BearingPoint, Inc. (prior) John Rizzi - President & CEO of e-Dialog -- Founder and first president of consortium of 23 e-mail vendors in 1992 Bob Liewald - EVP, Merchandising -- EVP, Merchandising since 1999 -- Sr. EVP of FILA USA 1995 - 1998 Arthur H. Miller - EVP and General Counsel -- EVP and general counsel since 1999 -- Partner w/ Blank Rome Comisky & McCauley (prior) Damon Mintzer - EVP, Sales -- EVP, Sales since 2004 -- President & COO, GSI Commerce West - June 2001 - Nov. 2006 Robert Wuesthoff - EVP, Global Operations -- EVP, Global Operations since 2005 -- Medco Health Solutions, Inc, (prior) Nick Pahade - President, gsi interactive -- President, gsi interactive since Feb. 2008 -- President of Denuo, led global digital ops for Publicis Groupe (prior) Stephen J. Gold - EVP & Chief Information Officer (CIO) -- EVP and CIO since Feb. 2005 -- Corp. VP and divisional CIO for Merck & Co., Inc. (prior)

Integrated Five-Point Growth Strategy Creates Meaningful Opportunity Expand Globally Grow Marketing Services Segment Retain Clients, Grow Their Business & Sell More Services Grow Marketing Services Segment Expand Globally Pursue Complementary M&A

Increase North American Client Base Experienced professional sales organization 400+ core North American prospects Strong Track Record Typically add 8-10 new clients per year Expansion into Canada increases potential prospect universe Opening a new fulfillment and call center in Toronto Signed Forzani in 2009 - Canada's largest sporting goods retailer New Toronto Fulfillment and Call Center

Increase North American Client Base: Why Clients Choose GSI Leadership Position and Proven Track Record Ranked as top service provider to IR 500; high-quality client base Broad Suite of Services Sold as Integrated Solution or On Modular Basis Solutions tailored to specific client objectives Expertise and Incentive to Drive Growth for Clients Transaction-based model, continual investments focused on driving client growth Meaningful Scale Large aggregate platform volume, significant operating infrastructure Cost Advantage Enable higher-quality, faster-growing e-commerce business than clients could justify on their own

Retain Clients, Grow Their Businesses, Sell More Services 25+ multiyear renewals signed in last three years, including: Toys R US 2009 2019 NHL 2009 2019 New York & Co. 2009 2013 Bath & Body Works 2009 2015 GNC 2008 2017 Levi Strauss & Co. 2008 2015 2008 2018 Dick's Sporting Goods 2008 2023 Polo Ralph Lauren 2008 2013 Major League Baseball 2007 2016 Sports Authority 2007 2029 Clients Renewal Date Term

# Retain Clients, Grow Their Business, Sell More Services

- Focus on helping existing clients grow their online business
  - Implementation of Center for Online Retail Excellence (CORE)
  - ShipQuick program in partnership with UPS
  - Internal strategy group (webinars, white papers, 1-on-1 client interaction)
- Annual Client Summit for overview of industry trends and exchange of information
  - Attended by 45 of GSI's e-Commerce clients in June '09
  - 2009 Panel Presentation Featured NFL Commissioner, Aeropostale CEO and Toys R Us COO.
- Potential for consumer-facing network effect opportunities
- Continually implement new Web Store features that drive conversion and repeat purchases

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gsi commerce

Retain Clients, Growth Their Businesses, Sell More Services Clients Initial Launch Scope Clients Additional Scope · U.S. W eb store, order management, customer care and photo studio for Toys R Us and Babies R Us brands · e - mail, Search, Affiliate Management, Site Design · Canada W eb store, order management and customer care · e - Toys, Baby Universe and FAO Schwarz brands · Fulfillment and customer care · e - mail · Web store · Order management · Site design · Web store, order management, fulfillment and customer care · e - mail, Site Design · Photo studio · PS4U brand · U.S. W eb store, order management, fulfillment and customer care · Site d esign · International W eb store and order management (UK, France, Germany) · Volume sales

Interactive Marketing Services - Overview Full-service interactive marketing and design agency User Experience & Design Interactive Marketing Studio Services Provides services to ~60 clients 235 employees Pennsylvania, New York, San Francisco Provides e-mail technology, strategic services, tactical planning, implementation and support services Provides services to ~120 clients in U.S. and Europe More than 20% of business comes from Europe 380 employees Boston, New York, Seattle, and London $104.5 MM in LTM segment revenues $21.1 MM in LTM segment operating profit LTM segment operating margins of 20.2%

Interactive Marketing Services - Growth Drivers Expected strong industry growth Further penetrate GSI client base Growth of existing client budgets Cross-sell with new deals and renewals Add clients outside of GSI client base (e-Dialog and Silverlign set the stage) Geographic expansion (additional North American and international offices) Acquisitions (three since 2008)

Global Expansion - Overview Spain Portugal France U.K. Ireland Neth. Belgium Strong management team Mix of GSI ex-pats and European e-commerce leaders e-Dialog Europe International Sales Fulfillment Center Call Center European HQ Tech, G&A, Client Services

Global Expansion - Growth Drivers European e-commerce growing faster then U.S. Additional European clients (two added YTD, two in contract) North American clients with global businesses Build out marketing services (solid foundation with e-Dialog) Asia and ROW (Japan will be next area of focus) Acquisitions (two since 2006) Source: Forrester Research, "Western Online Retail and Travel Forecast, 2008 to 2014," March 16, 2009. 2009 2010 2011 2012 2013 2014 €79.6 €88.6 €95.7 €70.3 €108.6 €102.5 13% 11% 8% 7% 6% Estimated Western Europe Online Retail Sales - € in Billions (excludes Travel and Automotive)

Pursue Complementary Acquisitions Continually evaluate M&A opportunities with focus on adding capabilities, scale and geographic expansion Focus on targets with overlapping and complementary client bases to GSI Five acquisitions completed in the last two years Successful track record established for: Acquisition integration (clients, systems, personnel, administration) Realization of cost synergies Cross sell of new products, services and geographic offerings to client base Target Date Rationale 9/07 Scale 12/07 Geographic expansion 2/08 Capabilities, geographic expansion 4/09 Capabilities, geographic expansion 9/09 Capabilities

Financial Overview

Financial Highlights Track record of revenue growth Consistent margin expansion Increasing free cash flow Strong YTD performance Solid balance sheet

Strong Track Record of Revenue Growth 26% CAGR 40% CAGR Non-GAAP Net Revenues (NGNR) Net Revenues (1) Last twelve months as of July 4, 2009. (1) (1)

Consistent Margin Expansion 15.9% 16.7% 18.2% 16.8% 14.3% 12.6% 4.2% 4.8% 6.3% 7.0% 8.5% 9.7% (1) Non-GAAP Income from Operations. See Appendix for GAAP and Non-GAAP Operating Margins (2) Last twelve months as of July 4, 2009. (2) (1) (1)

Increasing Free Cash Flow (1) $23.5 $3.9 FY2005 FY2006 FY2007 FY2004 $38.8 FY2008 ($5.3) ($13.6) (1) Defined as cash flow from operations less capital expenditures. (2) Last twelve months as of July 4, 2009. ($ in Millions) LTM $38.5 (2)

Strong YTD Performance Net revenues declined nominally as planned Revenue recognition change related to Dick's and client departures (Linens 'n Things, Woolworth's, Baby Center) NGNR continued to grow Strength in Marketing Services Comparable store sales growth New client additions NGIO more than 2x first half '08 Strong margin expansion Expense control Increasing proportion of mktg. services LTM FCF expanding Moderating capital spending NGIO growth Working capital management ($ in Millions) Revenue $389 $384 (1.3%) NGNR 196 216 10.2% (Loss) from Operations (36) (27) NM NGIO 8 19 137.5% Margin (NGIO / Net Rev.) 1.9% 4.8% 290 bps Margin (NGIO / NGNR) 3.8% 8.6% 480 bps $ Change LTM Cash Flow From Operations (1) $59 $84 $25 LTM Free Cash Flow (1) (3) 39 41 1H08 1H09 Growth (1) Last twelve months as of July 4, 2009.

Balance Sheet Highlights (1) Reflects the net debt carrying amount of our 3% convertible notes and our 2.5% convertible notes. The principal amount owed to the holders of our 3% convertible notes and our 2.5% convertible notes is $57.5 million and $150.0 million, respectively. Strong liquidity $90 MM undrawn revolver Excellent working capital control $87.9 MM raised in equity offering July 4, 2009 Actual PF for Equity Offering (Closed Aug. 18, 2009) (unaudited) Cash & Cash Equivalents $59.8 $147.7 Current Portion of Long-Term Debt 4.9 4.9 Convertible Notes (1) 167.0 167.0 Long-Term Debt 30.1 30.1 Stockholders' Equity $263.1 $382.0 Total Capitalization $465.2 $553.1

Company Highlights The leading provider of e-commerce and interactive marketing services World-class technology and operating infrastructure Virtuous selling cycle enabled by two highly complementary business segments Long-term deals with high quality, diversified and growing client base Global expansion opportunities with new and existing clients Attacking large and growing e-commerce and online advertising markets Attractive financial characteristics

Appendices

Non-GAAP Financial Measures GSI's consolidated financial statements are prepared and presented in accordance with GAAP. To supplement our consolidated financial statements, in this presentation, we use the non-GAAP financial measures of non-GAAP net revenues, non-GAAP income from operations and free cash flow. We also discuss certain ratios that use those measures. The non-GAAP measures and ratios presented are not intended to be considered in isolation of, as a substitute for, or superior to our GAAP financial information. We have included reconciliations later in this release of the non-GAAP measures to the nearest GAAP measure. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate our performance. In our opinion, these non-GAAP measures provide meaningful supplemental information regarding our performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and (2) they are used by institutional investors and the analyst community to help them analyze the health of our business. These measures may be different from non-GAAP measures used by other companies. Non-GAAP net revenues. We define non-GAAP net revenues as net revenues minus cost of revenues from product sales and marketing expenses. Marketing expenses principally include client revenue share expenses, net advertising and promotional expenses, subsidized shipping and handling expenses, and catalog expenses. We consider non-GAAP net revenues to be a useful metric for management and investors because (1) it provides a metric for our investors to understand and analyze our company and (2) it provides investors with one of the primary metrics used by the company for evaluation and decision making purposes. We and many of our investors view us as a technology and business services company. Since most technology and business service companies generate their revenues from service fees and do not have product sales, we believe that by subtracting cost of revenues from product sales and marketing expenses from our net revenues from product sales, the company and investors will be better able to assess our revenues on a basis that more closely approximates the net revenues of other technology and business services companies. Further, management uses this metric for evaluating the performance of our business, making operating decisions and for budgeting purposes. Non-GAAP income from operations. We define non-GAAP income from operations as income from operations excluding stock-based compensation, depreciation and amortization expenses, and transaction and due diligence and integration expenses relating to acquisitions. We consider non-GAAP income from operations to be a useful metric for management and investors because it excludes certain non-cash and non-operating items. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use when valuing equity awards under SFAS 123R, we believe that viewing income from operations excluding stock-based compensation expense allows investors to make meaningful comparisons between our operating performance and those of other businesses. Because we are growing our business and operate in an emerging and changing industry, we believe that our level of capital expenditures and consequently the level of depreciation and amortization expense relative to our revenues could be meaningfully greater today than it will be over time. As a result, we believe it is useful supplemental information to view income from operations excluding depreciation and amortization expense as it provides a potential indicator of the future operating margin potential of the business. We believe the exclusion of acquisition-related integration, transaction and due diligence expense permits evaluation and a comparison of results for on-going business operations, and it is on this basis that management internally assesses the company's performance. Free cash flow. We define free cash flow as net cash provided by operating activities minus cash paid for fixed assets, including internal use software. We consider free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the acquisition of property and equipment, including information technology infrastructure, can be used for strategic opportunities, including investing in the business, making strategic acquisitions and strengthening the balance sheet. Analysis of free cash flow also facilitates management's comparisons of our operating results to the operating results of comparable companies. A limitation of using free cash flow as a means for evaluating our performance is that free cash flow reflects changes in working capital which is impacted by short-term changes in cash flow and the seasonality of our business which may not be indicative of long-term performance. Another limitation of free cash flow is that it excludes fixed assets purchased and placed in service, but not paid for during the applicable period. Our management compensates for this limitation by providing supplemental information about capital expenditures accrued, but not paid for during the applicable periods on the face of the cash flow statement in our Forms 10-K and 10-Q.

# Reconciliation of GAAP Income from Operations to Non-GAAP Income from Operations

GSI COMMERCE, INC. AND SUBSIDIARIES
NON-GAAP INCOME FROM OPERATIONSAND RECONCILIATION TO GAAP RESULTS
(In thousands)
(Unaudited)

| | Twelve Months Ended | | | | |
|---|---|---|---|---|---|
| Reconciliation of GAAP income from operations to non-GAAP | FY1999 January 1, 2000 | FY2000 December 30, 2000 | FY2001 December 29, 2001 | FY2002 December 28, 2002 | FY2003 January 3, 2004 |
| GAAP income from operations | $ (29,145) | $ (53,568) | $ (32,497) | $ (34,437) | $ (13,064) |
| Acquisition related integration expenses | -- | -- | -- | -- | -- |
| Stock-based compensation | 2,655 | 4,983 | 10,282 | 401 | 1,935 |
| Depreciation and amortization | 728 | 8,074 | 6,662 | 10,509 | 11,386 |
| Non-GAAP income from operations | $ (25,762) | $ (40,511) | $ (15,553) | $ (23,527) | $ 257 |

| | Twelve Months Ended | | | | |
|---|---|---|---|---|---|
| Reconciliation of GAAP income from operations to non-GAAP | FY2004 January 1, 2005 | FY2005 December 31, 2005 | FY2006 December 30, 2006 | FY2007 December 29, 2007 | FY2008 January 3, 2009 |
| GAAP income from operations | $ (401) | $ 2,878 | $ 9,437 | $ 4,319 | $ (10,260) |
| Acquisition related integration expenses | -- | -- | -- | 1,597 | 4,636 |
| Stock-based compensation | 3,576 | 3,805 | 7,788 | 9,042 | 19,403 |
| Depreciation and amortization [(1)] | 10,944 | 14,635 | 21,297 | 37,337 | 68,153 |
| Non-GAAP income from operations | $ 14,119 | $ 21,318 | $ 38,522 | $ 52,295 | $ 81,932 |

(1) Includes amortization expense of acquisition related intangibles of $4,531 for the fiscal year ended Dec. 29, 2007, and $13,551 for the fiscal year ended Jan. 3, 2009.

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GAAP Net Revenues to Non-GAAP Net Revenues Reconciliations January 1, December 31, December 30, December 29, 2005 2005 2006 2007 Reconciliation of GAAP net revenues to non-GAAP net revenues: GAAP net revenues 335,104 $ 440,392 $ 609,553 $ 749,957 $ Cost of revenues from product sales (203,383) (263,829) (331,253) (356,541) Marketing expenses (19,932) (27,086) (48,659) (64,573) Non-GAAP net revenues 111,789 $ 149,477 $ 229,641 $ 328,843 $ 12 Months Ended GSI COMMERCE, INC. AND SUBSIDIARIES NON-GAAP NET REVENUES AND RECONCILIATION TO GAAP RESULTS (In thousands) January 3, 2009 966,926 $ (405,254) (70,282) 491,390 $ FY2004 FY2005 FY2006 FY2007 FY2008 June 28, July 4, June 28, July 4, 2008 2009 2008 2009 Reconciliation of GAAP net revenues to non-GAAP net revenues: GAAP net revenues 861,162 $ 961,830 $ 388,752 $ 383,656 $ Cost of revenues from product sales (377,818) (391,190) (163,861) (149,797) Marketing Expenses (71,372) (59,468) (28,729) (17,915) Non-GAAP net revenues 411,972 $ 511,172 $ 196,162 $ 215,944 $ 12 Months Ended Six Months Ended

# GAAP and Non-GAAP Operating Margins

| | FY 2004 January 1, 2005 | | FY 2005 December 31, 2005 | | FY 2006 December 30, 2006 | | FY 2007 December 29, 2007 | | FY 2008 January 3, 2009 |
|---|---|---|---|---|---|---|---|---|---|
| Loss from Operations ÷ Net Revenues | | | | | | | | | |
| Net Revenues | $ | 335.1 | $ | 440.4 | $ | 609.6 | $ | 750.0 | $ | 966.9 |
| Income / (Loss) from Operations | $ | (0.4) | $ | 2.9 | $ | 9.4 | $ | 4.3 | $ | (10.3) |
| Income / (Loss) from Operations ÷ Net Revenues | | (0.12%) | | 0.66% | | 1.54% | | 0.57% | | (1.07%) |
| Non-GAAP Income from Operations ÷ Net Revenues | | | | | | | | | | |
| Net Revenues | $ | 335.1 | $ | 440.4 | $ | 609.6 | $ | 750.0 | $ | 966.9 |
| Non-GAAP Income from Operations | $ | 14.1 | $ | 21.3 | $ | 38.5 | $ | 52.3 | $ | 81.9 |
| Non-GAAP Income from Operations ÷ Net Revenues | | 4.21% | | 4.84% | | 6.32% | | 6.97% | | 8.47% |
| Non-GAAP Income from Operations ÷ Non-GAAP Net Revenues | | | | | | | | | | |
| Non-GAAP Net Revenues | $ | 111.8 | $ | 149.5 | $ | 229.6 | $ | 328.8 | $ | 491.4 |
| Non-GAAP Income from Operations | $ | 14.1 | $ | 21.3 | $ | 38.5 | $ | 52.3 | $ | 81.9 |
| Non-GAAP Income from Operations ÷ Non-GAAP Net Revenues | | 12.61% | | 14.25% | | 16.77% | | 15.91% | | 16.67% |

| | Twelve Months Ended | | | | Six Months Ended | | | |
|---|---|---|---|---|---|---|---|---|
| | | June 28, 2008 | | July 4, 2009 | | June 28, 2008 | | July 4, 2009 |
| Loss from Operations ÷ Net Revenues | | | | | | | | |
| Net Revenues | $ | 861.2 | $ | 961.8 | $ | 388.8 | $ | 383.7 |
| Income / (Loss) from Operations | $ | (17.6) | $ | (0.9) | $ | (36.2) | $ | (26.8) |
| Income / (Loss) from Operations ÷ Net Revenues | | (2.04%) | | (0.09%) | | (9.31%) | | (6.98%) |
| Non-GAAP Income from Operations ÷ Net Revenues | | | | | | | | |
| Net Revenues | $ | 861.2 | $ | 961.8 | $ | 388.8 | $ | 383.7 |
| Non-GAAP Income from Operations | $ | 55.3 | $ | 92.9 | $ | 7.5 | $ | 18.5 |
| Non-GAAP Income from Operations ÷ Net Revenues | | 6.42% | | 9.66% | | 1.93% | | 4.82% |
| Non-GAAP Income from Operations ÷ Non-GAAP Net Revenues | | | | | | | | |
| Non-GAAP Net Revenues | $ | 412.0 | $ | 511.2 | $ | 196.2 | $ | 215.9 |
| Non-GAAP Income from Operations | $ | 55.3 | $ | 92.9 | $ | 7.5 | $ | 18.5 |
| Non-GAAP Income from Operations ÷ Non-GAAP Net Revenues | | 13.42% | | 18.17% | | 3.82% | | 8.57% |

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Free Cash Flow January 1, December 31, December 30, December 29, January 3, June 28, July 4, 2005 2005 2006 2007 2009 2008 2009 Reconciliation of GAAP operating cash flow to free cash flow: GAAP cash flow from operating activities 21,094 $ 24,285 $ 66,077 $ 58,134 $ 95,969 $ 58,661 $ 83,782 $ Cash paid for property and equipment, including internal use software (34,717) (29,551) (42,621) (54,196) (57,180) (61,346) (45,243) Free cash flow (13,623) $ (5,266) $ 23,456 $ 3,938 $ 38,789 $ (2,685) $ 38,539 $ Twelve Months Ended GSI COMMERCE, INC. AND SUBSIDIARIES FREE CASH FLOW AND RECONCILIATION TO GAAP RESULTS (In thousands) (Unaudited)